Exhibit 10.3
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.1 to Huntington’s
Current Report on Form 8-K dated November 21, 2005

Name	Effective Date
Thomas E. Hoaglin	January 1, 2007
Marty E. Adams	July 17, 2007
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.2 to Huntington’s
Current Report on Form 8-K dated November 21, 2005

Name	Effective Date
Daniel B. Benhase	January 1, 2007
Richard A. Cheap	January 1, 2007
Donald R. Kimble	January 1, 2007
Mary W. Navarro	January 1, 2007
Nicholas G. Stanutz	January 1, 2007
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.3 to Huntington’s
Current Report on Form 8-K dated November 21, 2005

Name	Effective Date
James W. Nelson	January 1, 2007